Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 19 to Registration Statement No. 333-74411 of Allstate Life of New York Separate Account A (the "Account") on Form N-4 of our report dated March 9, 2007, (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), relating to the financial statements and financial statement schedules of Allstate Life Insurance Company of New York (the "Company"), and to the use of our report dated March 14, 2007 on the financial statements of the sub-accounts of the Account, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statements of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 16, 2007